State Farm Associates’ Funds Trust—Interim Fund	Summary Prospectus April 1, 2014

Ticker: SFITX

(Offered to the Agents and Employees of the State Farm Insurance Companies and their families)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.statefarm.com/AssocSumProspectus/aProspectus.asp. You can also get this information at no cost by calling 1-800-447-0740 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated April 1, 2014, are incorporated by reference into this summary prospectus.

Investment Objective:    State Farm Associates’ Funds Trust Interim Fund (the “Fund” or the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility.

What are the costs of investing in the Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Management fees	0.12%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.15%

Example    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1year	After 3 years	After 5 years	After 10 years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in high quality debt securities with short- and intermediate-term maturities, including:

•	U.S. government and agency obligations,

•	high quality corporate obligations, and

•	high quality commercial paper and other money market instruments.

State Farm Investment Management Corp. (the “Manager”), investment adviser to the Fund, typically distributes the Fund’s investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may purchase securities maturing in up to 15 years. The Manager buys securities for the Fund with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices. The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting credit analyses of the issuers. Generally, the Manager will sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager will sell securities that produce the least amount of capital gains.

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Principal Risks of Investing in the Fund

The chief risks of investing in the Fund are interest rate risk, credit risk, inflation risk and management risk. The Fund is not a money market fund, and the Fund does not attempt to maintain a stable net asset value like a money market fund.

Interest rate risk is the risk that the Fund’s investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Manager tries to limit credit risk by investing in high quality securities.

Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

Management risk is the risk the Manager’s assessment of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund’s returns year by year. The table compares the Fund’s average annual total returns for the periods listed to a broad-based market index. This information is intended to help you assess the variability of Fund returns over the periods indicated (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Interim Fund is available at http://www.statefarm.com/FFS/associate-interim.pdf or by calling 1-800-447-0740.

The Fund’s best and worst quarters during the last 10 years were:

Best quarter: 4.22%,

during the fourth quarter of 2008.

Worst quarter: -1.78%,

during the second quarter of 2004.

The table below shows certain Average Annual Total Returns on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2013. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

Average Annual Total Returns

(For the periods ended December 31, 2013)

Interim Fund	1 Year	5 Year	10 Year
Return Before Taxes	-1.03%	1.31%	2.82%
Return After Taxes on Distributions	-1.65%	0.53%	1.79%
Return After Taxes on Distribution & Sale of Fund Shares	-0.58%	0.73%	1.80%
Barclays 1-5 Year U.S. Treasury Index (reflects no deduction for expenses or taxes)	-0.14%	1.60%	3.10%

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Fund Management

The Manager serves as investment adviser to the Fund and uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager Service to Interim Fund	Primary Title
Joe Young	3 years	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company

Duncan Funk	16 years	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company

Purchase and Sale of Fund Shares

Minimum Investments:

To open an account by check	$250 (per fund)
To open an account by payroll deduction	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by payroll deduction	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-0740, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains. Dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

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